EXHIBIT 32.1

CERTIFICATION PURSUANT TO18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TOSECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Peter Liu, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Quarterly Report on Form 10-Q of for the period ended February 28, 2010 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Amico Games Corp.

Dated: April 14, 2010

By:
/s/Peter Liu
Peter Liu
President and Chief Executive Officer
(Principal Executive Officer)
Amico Games Corp.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Amico Games Corp. and will be retained by Amico Games Corp. and furnished to the Securities and Exchange Commission or its staff upon request.